Exhibit 10.32
Execution Version
SERVICING AGREEMENT
dated as of February 1, 2010
by and among
SLATE CAPITAL LLC
as the Purchaser,
HAVERHILL RECEIVABLES, LLC
as the Seller
and
WASHINGTON SQUARE FINANCIAL, LLC d/b/a IMPERIAL STRUCTURED
SETTLEMENTS
as the Servicer
Certain portions hereof have been omitted pursuant to a request for confidential treatment.
In each case, the omitted language has been replaced with the following:
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE
COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
An unredacted copy hereof has been filed separately with the United States Securities and Exchange Commission pursuant to a request for confidential treatment.

SERVICING AGREEMENT
Dated as of February 1, 2010
     This SERVICING AGREEMENT, dated as of February 1, 2010 (this “Agreement”), is entered into by and among SLATE CAPITAL LLC, a Delaware limited liability company (“Slate”), and any other affiliate of Slate that may become a party hereto from time to time with Haverhill’s (as defined below) and Imperial’s (as defined below) consent (such consent not to be unreasonably withheld or delayed), as purchaser (the “Purchaser”), HAVERHILL RECEIVABLES, LLC, a Georgia limited liability company, as seller (the “Seller”), and WASHINGTON SQUARE FINANCIAL, LLC d/b/a IMPERIAL STRUCTURED SETTLEMENTS, a Georgia limited liability company, as servicer (in such capacity, the “Servicer” or, in its individual capacity, “Imperial”).
WITNESSETH:
          WHEREAS, pursuant to that certain Receivables Sale Agreement, dated as of the date hereof, by and between Washington Square Financial, LLC d/b/a Imperial Structured Settlements, as originator and seller (the “Originator”), and Haverhill Receivables, LLC (“Haverhill”), in Haverhill’s capacity as the acquiror (the “Acquiror”) (the “Receivables Sale Agreement”), the Acquiror agrees to purchase or otherwise acquire or accept from the Originator all of the Originator’s right, title and interest in the Receivables that constitute Approved Receivables, together with the Related Assets related thereto;
          WHEREAS, pursuant to that certain Purchase Agreement, dated as of the date hereof, by and between the Seller, and the Purchaser, as purchaser (the “Purchase Agreement”), the Purchaser desires to purchase from the Seller all of the Seller’s right, title and interest in such Approved Receivables, together with the Related Assets related thereto; and
          WHEREAS, the Purchaser desires that the Servicer administer, service and perform certain other duties in connection with such Approved Receivables and Related Assets, and the Servicer is willing to provide such services, in each case on the terms and conditions provided herein.
          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
ARTICLE I
DEFINITIONS
     Section 1.1 Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Purchase Agreement. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:
     “Agreement” is defined in the preamble.

     “Approved Underwriter” shall mean [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     “Approved Underwriter Report” is defined in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     “Business” shall mean the business of financing, factoring, purchasing, offering or selling of Structured Settlements.
     “Daily Report” shall mean [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     “Default Notification Date” shall mean [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     “Haverhill” is defined in the recitals.
     “Holdback Receivable” shall mean [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     “Imperial” is defined in the preamble.
     “Lock-Boxes” shall mean the post office boxes the Servicer designates in writing to the Purchaser after the Closing Date pursuant to Section 4.22, as a Lock Box and/or any other post office box from time to time hereafter designated by the Servicer as a Lock-Box in accordance with the terms hereof.
     “Lock-Box Account” is defined in Section 2.4(b)(i).
     “Lock-Box Bank” is defined in Section 2.4(b)(i).
     “Master Collection Account” is defined in Section 2.4(a)(i)(A)(1).
     “Monthly Period” shall mean [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     “Monthly Report” shall mean [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     “Monthly Reporting Date” shall mean [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

“Moody’s” shall mean Moody’s Investors Service, Inc. or its successor.
“Non-Split Payment Lock-Box” is defined in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
“Non-Split Payment Lock-Box Account” is defined in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
“Origination”, “Originate” or “Originated” shall mean [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
“Purchase Agreement” is defined in the recitals.
“Purchaser” is defined in the preamble.
     “Purchaser Collection Account” shall mean [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
“Rating Agencies” shall mean each of S&P, Moody’s, and Fitch Ratings, Inc.
“Receivables Sale Agreement” is defined in the recitals.
“Required Minimum Net Worth” shall mean [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     “S&P” shall mean Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business.
“Seller” is defined in the preamble.

“Servicer” is defined in the preamble.
“Servicer Default” is defined in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
“Servicer Indemnified Losses” is defined in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
“Service Transfer” is defined in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
“Servicing Standard” is defined in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
“Slate” is defined in the preamble.
“Split Payment Lock-Box” is defined in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
“Split Payment Lock-Box Account” is defined in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
“Termination Notice” is defined in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
“Transaction Information” is defined in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     Section 1.2 Accounting Terms. Under this Agreement, all accounting terms not specifically defined herein shall be interpreted, all accounting determinations made, and all financial statements prepared, in accordance with GAAP, unless, and then only to the extent that, this Agreement expressly provides otherwise.

     Section 1.3 Other Terms. All other undefined terms contained in this Agreement shall, unless the context indicates otherwise, have the meanings provided for by the UCC to the extent the same are used or defined therein. The words “herein,” “hereof,” and “hereunder” and other words of similar import refer to this Agreement as a whole, including the exhibits and schedules hereto, as the same may from time to time be amended or supplemented and not to any particular section, subsection, or clause contained in this Agreement, and all references to Sections, Exhibits and Schedules shall mean, unless the context clearly indicates otherwise, the Sections hereof and the Exhibits and Schedules attached hereto, the terms of which Exhibits and Schedules are hereby incorporated into this Agreement. Terms used herein in the singular also include the plural, and vice versa, whenever appropriate in the context in which such terms are used. Unless otherwise specified, any reference herein to a document or agreement (including, without limitation, any Transaction Document) shall mean such document or agreement as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof and thereof.
     Section 1.4 Computation of Time Periods. In this Agreement, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding”, and the word “within” means “from and excluding a specified date and to and including a later specified date”, unless, and then only to the extent that, this Agreement expressly provides otherwise.
ARTICLE II
ENGAGEMENT AND AUTHORITY OF SERVICER; SERVICING
     Section 2.1 Engagement; Servicing Standard. The Purchaser hereby engages Imperial, as its agent to act as Servicer during the term of this Agreement with respect to the Acquired Assets. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     Section 2.2 Authority of the Servicer. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

fully liable for the performance of such servicing, administration or collection obligations notwithstanding any such subcontract or delegation.
     Section 2.3 No Modification. The Servicer shall not, without the prior consent of the Purchaser, extend the maturity or otherwise modify, waive or amend the terms or conditions, of any Receivable or any associated Related Assets.
     Section 2.4 Accounts; Collections.
     (a) Master Collection Account; Holdback Account; Claimant Account; Purchaser Collection Account.
          (i) Maintenance.
(A) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(1) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(2) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(3) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(B) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

            (ii) Replacement.
(A)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(B)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(C)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     (b) Lock-Boxes; Lock-Box Accounts.
     (i) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     (ii) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     (iii) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     (c) Collections; Split Payments; Holdback Portions; Purchase Prices Paid to Claimants.
(i) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

     (ii) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     (iii) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     (iv) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     Section 2.5 Monitoring and Tracking. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(a) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     (i) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     (ii) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     (b) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     (c) Tracking Services with respect to Life Contingent Structured Settlements:
     (i) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     (ii) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     (iii) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     (iv) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     (d) Reporting Services:
(i) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY

WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     (ii) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     (iii) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     (iv) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     (v) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     (vi) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     (vii) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     (viii)
Section 2.6 Servicing Compensation. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
ARTICLE III
REPRESENTATIONS AND WARRANTIES
     The Servicer hereby makes the following representations and warranties to the Purchaser as of the date hereof and shall be deemed to remake such representations and warranties on each Monthly Report Date, so long as such Person is acting as Servicer:
     Section 3.1 Organization and Good Standing. The exact legal name of the Servicer is Washington Square Financial, LLC d/b/a Imperial Structured Settlements. The Servicer is a limited liability company, duly organized, validly existing and in good standing under the Laws of the State of Georgia. The Servicer’s organizational identification number is 10004150. The Servicer has full power and authority to own its properties and conduct its business as presently owned or conducted, and to execute, deliver and perform its obligations under this Agreement, and under each of the other Transaction Documents to which it is a party.
     Section 3.2 Due Qualification. The Servicer is duly qualified to do business and is in good standing as a limited liability company, and has obtained all necessary licenses and approvals, in each jurisdiction in which failure to so qualify or so obtain such licenses and approvals would have, or could reasonably be expected to have, a Material Adverse Effect.
     Section 3.3 Due Authorization; Conflicts. The Servicer’s execution, delivery and performance of this Agreement, and each of the other Transaction Documents to which it is a party, are within the Servicer’s powers, have been duly authorized by all necessary corporate, partnership and/or limited liability company action, and do not contravene (i) the Servicer’s Limited Liability Company Agreement or any other governing document of the Servicer, (ii) any Law, order, decree or contractual restriction binding on, or affecting, the Servicer and the violation of which would have, or could reasonably be expected to have, a Material Adverse Effect, or (iii) any agreement, contract, indenture, credit agreement, mortgage, or other instrument, document or agreement to which the Servicer or any of its assets are subject or by which the Servicer or any of its assets may be affected and the violation of which would have, or could reasonably be expected to have, a Material Adverse Effect. The Servicer has the full organizational power, authority and legal right to carry out its obligations under this Agreement and under each of the other Transaction Documents to which it is a party and has obligations.
     Section 3.4 Consents. No authorization, approval or other action by, and no notice to or registration or filing with, any Governmental Authority or other regulatory body is required to be made by the Servicer for the due execution, delivery and performance by the Servicer of, or to insure the legality, validity, binding effect or enforceability of, this Agreement or any of the other Transaction Documents to which it is a party.
     Section 3.5 Enforceability. This Agreement, and each other Transaction Document to which the Servicer is a party, is and will be the legal, valid and binding obligation of the Servicer enforceable against it in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar Laws now or hereafter in effect relating to creditors’ rights generally or general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).
     Section 3.6 Proceedings. Except as set forth on Schedule III, there are no judgments or other judicial or administrative orders or decrees outstanding against the Servicer or any of its Affiliates, or any of its or their respective principles, nor is there any pending or, to the best of the Servicer’s knowledge, threatened action or proceeding affecting the Servicer before any Governmental Authority, which would have, or could reasonably be expected to have, a Material Adverse Effect.
     Section 3.7 Compliance with Laws, Etc. Neither the Servicer nor any of its Affiliates is in violation of any Law, order, writ, judgment, decree, determination or award applicable to it or them or any of its or their respective properties or rights, or any indenture, lease, loan or other agreement to which it or any of them is a party or by which it or any of them or its or their respective assets may be bound or affected, the violation of which would have, or could reasonably be expected to have, a Material Adverse Effect.
     Section 3.8 Locations. The principal place of business and chief executive office of the Servicer are located at 701 Park of Commerce Blvd., Suite 301, Boca Raton, FL 33487, and the offices where the Servicer keeps all of its records relating to the Receivables purchased pursuant to the Purchase Agreement are located at the address(es) set forth on

Schedule II.
     Section 3.9 Financial Statements. The annual unaudited consolidated balance sheets of the Servicer and annual audited consolidated balance sheets of Imperial Holdings, Inc., and the related audited statements of consolidated income, cash flows and retained earnings of Imperial Holdings, Inc. and its consolidated subsidiaries, including the Servicer, for the fiscal year ended 2008, copies of which have been provided to the Purchaser, present fairly and accurately the financial condition of the Servicer and Imperial Holdings, Inc. and its consolidated subsidiaries as of the date such financial statements were delivered.
     Section 3.10 Accuracy of Information. Each certificate, information, exhibit, financial statement, document, book, record, report or disclosure furnished by the Servicer to the Purchaser is accurate in all material respects and contains no untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not materially misleading.
     Section 3.11 USA Patriot Act. Neither the Servicer nor any of its Affiliates, nor any of its or their respective principals, is to the Servicer’s knowledge on any USA Patriot Act restricted list or any other similar restricted list issued by any Governmental Authority, and the Servicer and its Affiliates have provided to the Purchaser information to allow the Purchaser to identify Servicer in accordance with the USA Patriot Act.
     Section 3.12 Lock-Box Banks. The names and addresses of all the Lock-Box Banks, and the account numbers of all Lock-Box Accounts and the related Lock-Boxes serviced by such Lock-Box Banks, as the Servicer designates in writing to the Purchaser after the Closing Date pursuant to Section 4.22, or as have been notified to the Purchaser in writing, remain accurate and complete, and all action required to be taken with respect to the foregoing pursuant to Sections 2.4 and 4.1 and Article V has been taken. The Lock-Box Banks are the only institutions holding any deposit accounts or servicing any lockboxes for the receipt of Periodic Payments in respect of the Receivables purchased pursuant to the Purchase Agreement. All Annuity Providers or Obligors, as applicable, have been directed to make payments on the Receivables purchased pursuant to the Purchase Agreement, or the Annuity Contracts relating thereto, as applicable, to a Lock-Box or a Lock-Box Account in the case of payments made in respect of all other Receivables purchased pursuant to the Purchase Agreement, and in each case such instructions are in full force and effect.
The representations and warranties of the Servicer set forth in this Article III shall survive the servicing of the Receivables purchased pursuant to the Purchase Agreement by the Servicer for the Purchaser pursuant to this Agreement.
ARTICLE IV
COVENANTS OF THE SERVICER
     From the Closing Date until the earlier of (a) the date of the termination of this Agreement and (b) the last date on which such Person acts as Servicer, the Servicer hereby covenants that, without the prior written consent of the Purchaser:
     Section 4.1 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY

WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     Section 4.2 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     Section 4.3 Preservation of Existence; Compliance with Applicable Law.
     (a) Except as permitted pursuant to Section 9.1, the Servicer will preserve and maintain its corporate or other existence, rights, franchises and privileges in the jurisdiction of its organization, and will qualify and remain qualified in good standing as a foreign limited liability company in each other jurisdiction where the failure to maintain such qualification could reasonably be expected to have a Material Adverse Effect.
     (b) The Servicer will duly satisfy all obligations on its part to be fulfilled under or in connection with each Receivable purchased pursuant to the Purchase Agreement, will maintain in effect all qualifications required under applicable Law in order to properly service each Receivable purchased pursuant to the Purchase Agreement and will comply with all other requirements of applicable Law in connection with servicing each Receivable purchased pursuant to the Purchase Agreement.
     Section 4.4 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     Section 4.5 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     Section 4.6 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     Section 4.7 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     Section 4.8 Reporting and Notice Requirements. The Servicer will furnish to the Purchaser:
     (a) as soon as available and in any event within one hundred fifty days of the end of each fiscal year (starting with fiscal year 2010) of Imperial Holdings, Inc., a copy of the annual audited consolidated balance sheets of Imperial Holdings, Inc., and the related audited statements of consolidated income, cash flows and retained earnings of Imperial Holdings, Inc. for such year, certified in accordance with Generally Accepted Accounting Principles by Grant Thornton LLP or other independent public accounting firm acceptable to the Purchaser;
     (b) as soon as available and in any event within one hundred fifty days of the end of each fiscal year (starting with fiscal year 2010) of the Servicer, a copy of the annual audited consolidated balance sheets of the Servicer, and the related audited statements of consolidated income, cash flows and retained earnings of the Servicer for such year, certified in accordance with Generally Accepted Accounting Principles by Grant Thornton LLP or other independent public accounting firm acceptable to the Purchaser;
     (c) as soon as available and in any event within forty-five days of the end of each fiscal quarter of the Servicer, the unaudited consolidated statements of position, earnings and cash flows of the Servicer, including without limitation a balance sheet and income statement, as of the end of such quarter, certified by the Servicer acting through one of its senior financial officers;
     (d) as soon as available and in any event within thirty days of the end of each calendar month, the unaudited consolidated statements of position and earnings of the Servicer, including without limitation a balance sheet and income statement, as of the end of such month, certified by the Servicer acting through one of its senior financial officers;
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     (f) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     (g) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     (h) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     (i) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     Section 4.9 Inspection of Books and Records. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     Section 4.10 Keeping of Records and Books of Account. The Servicer itself or through its agents will (a) keep proper books of record and account, which shall be maintained or caused to be maintained by the Servicer and shall be separate and apart from those of any Affiliate of the Servicer, in which full and correct entries shall be made of all financial transactions and the assets and business of the Servicer in accordance with GAAP, and (b) maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing the Receivables in the event of the destruction of the originals thereof) and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Acquired Assets (including, without limitation, records adequate to permit the daily identification of all Collections of and adjustments to each existing Receivable).
     Section 4.11 Location of Records. The Servicer will keep its principal place of business and chief executive office at the address of the Servicer referred to in Section 3.8 and shall keep the other offices where it keeps the books, records and documents regarding the Acquired Assets at the addresses of the Servicer referred to on Schedule II, or in either case, upon satisfaction of the conditions set forth in Section 9.1, at any other location within the United States. The Servicer shall notify the Purchaser where the books, records and documents (and any back-up copies of such materials) are located and shall give sixty days prior written notice prior to relocation of any such materials.
     Section 4.12 Insurance Coverage.
(a) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(b) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     Section 4.13 Compliance Certifications. In connection with the delivery of each Monthly Report, a Responsible Officer of the Servicer will certify on behalf of the Servicer as to the contents of such Monthly Report, the form of such certification to be set forth on the form of Monthly Report attached as Exhibit B.
     Section 4.14 Legislation. The Servicer shall inform the Purchaser within ten Business Days of any newly enacted Law or any changes or modifications to existing Law, which is or becomes known to a Responsible Officer of the Servicer based on its ongoing review of such matters conducted in a manner and with a frequency that is customary and prudent for an entity engaged in the servicing of Receivables, if such Law could reasonably be expected to impose material restrictions (including licensing or other requirements) on, or otherwise materially affect, the servicing of the Receivables purchased pursuant to the Purchase Agreement or impose liability for or otherwise generally prohibit or limit the servicing of Receivables, to the extent such Law could reasonably be expected to otherwise materially impact the Servicer’s carrying out of its obligations hereunder or under any other Transaction Documents to which it is a party.
     Section 4.15 No Creation of Adverse Interests. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     Section 4.16 Exercise of Remedies Against Claimant. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     Section 4.17 Advertising. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     Section 4.18 Required Minimum Net Worth. The Servicer shall, during the term of this Agreement, maintain a net worth in excess of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     Section 4.19 Transfer of Purchaser Rights. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

     Section 4.20 Cooperation with Sales, Transfers, Assignments and Securitizations. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     Section 4.21 Data Security.
     (a) Secure Request, Storing and Transmission of Claimant Information. The Servicer shall securely request, store and transmit all Claimant Information related to a Claimant in compliance with all applicable Laws.
     (b) Receipt and Transmission of Documents. The Servicer shall not send or transmit any document including any document containing any Claimant Information or information contained in a Settlement Package, except in person or via encrypted electronic mail (including a confidentiality disclaimer conspicuously included in body of the message), facsimile (including a confidentiality disclaimer conspicuously included in a coversheet thereto), FTP Site, United States mail or courier service.
     (c) Handling of Social Security Numbers. The Servicer shall not print any Claimant’s social security number, in whole or in part, on any document, file, compact disc, DVD, or record sent via United States mail or courier service, unless such social security number (or part thereof) is included in an opaque envelope or package and is not visible without the envelope or package having been opened. In addition, the Servicer shall comply with all applicable Laws in connection with the acceptance, delivery, transmission, and storage of any Claimant’s social security number (or parts thereof) and documents, files and databases containing such social security number (or parts thereof).
     (d) Storage of Claimant Information. The Servicer shall at all times securely store all copies of all documents containing any Claimant Information (that are in the possession of the Servicer solely as a result of its servicing of Receivables pursuant to this Agreement) and all Settlement Packages. The Servicer shall not duplicate, publicize, distribute, record, transcribe, copy or retain any copies of documents containing any Claimant Information (that are in the possession of the Servicer solely as a result of the Servicer’s activities in connection with its servicing of Receivables pursuant to this Agreement) and any Settlement Package, except as contemplated by this Agreement.
     (e) Notice of Data Security Breach. The Servicer shall notify the Purchaser in writing immediately in the event of any Data Security Breach (but in no event later than three Business Days from such Data Security Breach) and, at the Servicer’s cost and expense, assist and cooperate with the Purchaser concerning (i) making any disclosures of such Data Security Breach to affected parties and Governmental Authorities and (ii) enacting other remedial measures as requested by the Purchaser or as required under any applicable privacy or data protection law.
     (f) Data Security. The Servicer shall maintain commercially appropriate and reasonable Technical and Organizational Security Measures (consistent with the type of Claimant Information being Processed and the services being provided), which shall include physical, encrypted electronic and procedural safeguards to protect the Claimant Information supplied to the Servicer against any Data Security Breach.

     (g) International Transfer of Claimant Information. Except as contemplated by this Agreement, not transfer Claimant Information across any national borders without the knowledge and express written consent of the Purchaser.
     Section 4.22 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     Section 4.23 Survival. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
ARTICLE V
STATEMENTS, REPORTS AND RESULTING DUTIES
     Section 5.1 Daily Report. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     Section 5.2 Monthly Report. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     Section 5.3 [Reserved.]
     Section 5.4 Servicing Report of Independent Public Accountants. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     (b) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     Section 5.5 Adjustments. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
ARTICLE VI
CONFIDENTIALITY
     Section 6.1 General Duty of Confidentiality. The Servicer and the Purchaser agree that all documentation, materials and information (“Transaction Information”), provided by, or made available by, the other party for or in connection with the performance of any party’s obligations hereunder shall be used for the purposes contemplated by this Agreement and that all such documentation, information and materials shall be deemed proprietary and shall be received, utilized and maintained in confidence; provided, that the following information is not required to be maintained in confidence: (A) any Transaction Information which is or becomes generally available to the public otherwise than as a result of disclosure by the receiving party or its Affiliates or the employees or agents of either of them in violation of this Agreement, (B) any

Transaction Information which is already in, or subsequently comes into, the possession of the receiving party, provided that, to such receiving party’s knowledge, the source of such Transaction Information was not under an obligation to keep such Transaction Information confidential and (C) any Transaction Information that the receiving party or its employees or agents have developed, or in the future develop, without the use of or reliance upon any such Transaction Information. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     Section 6.2 Reasonable Precautions. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
ARTICLE VII
SERVICER DEFAULTS
     Section 7.1 Servicer Defaults. “Servicer Default” means any of the following events:
     (a) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     (b) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     (c) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     (d) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     (e) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     (f) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     (g) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     (h) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

ARTICLE VIII
TERMINATION; SUCCESSOR SERVICER
     Section 8.1 Termination. The rights and obligations of the Servicer under this Agreement shall remain in effect until the Final Collection Date, unless (a) the Purchaser, in its sole discretion, elects to terminate the all of the rights and obligations of the Servicer by providing written notice thereof to the Servicer (such notice being a “Termination Notice”), in which case the rights and obligations of the Servicer hereunder shall terminate as of the date specified in such notice or such other date otherwise specified by the Purchaser in writing or (b) the Servicer resigns pursuant to Section 9.3, in which case this Agreement the rights and obligations of the Servicer shall terminate as of the effective date of such resignation pursuant to Section 9.3.
     Section 8.2 Service Transfer.
     (a) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     (b) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     (c) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     Section 8.3 Continuing Cash Reporting Obligation. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     Section 8.4 Liability of the Servicer. The Servicer shall be liable under this Agreement only to the extent of the obligations specifically undertaken by it in its capacity as Servicer.

ARTICLE IX
OTHER MATTERS RELATING TO THE SERVICER
     Section 9.1 Merger or Consolidation of, or Assumption of the Obligations of, the Servicer. The Servicer shall not consolidate with or merge into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person unless:
     (a) (i) the Person formed by such consolidation or into which the Servicer is merged or the Person which acquires by conveyance or transfer the properties and assets of the Servicer substantially as an entirety shall be, if the Servicer is not the surviving entity, a corporation, limited partnership or limited liability company organized and existing under the laws of the United States or any State or the District of Columbia, and such entity shall have expressly assumed, by an agreement supplemental hereto, executed and delivered to the Purchaser, in form reasonably satisfactory to the Purchaser, the performance of every covenant and obligation of the Servicer hereunder and under the other Transaction Documents; (ii) if the Servicer is an Affiliated Entity, the surviving entity of such merger or conveyance or transfer of property and assets is a consolidated subsidiary of Imperial; and (iii) the Servicer shall have delivered to the Purchaser an officer’s certificate and an opinion of counsel, each in form reasonably satisfactory to the Purchaser stating that such consolidation, merger, conveyance or transfer complies with this Section 9.1 and that all conditions precedent herein provided for relating to such transaction have been complied with; and
     (b) the corporation, limited partnership or limited liability company formed by such consolidation or into which the Servicer is merged or which acquires by conveyance or transfer the properties and assets of the Servicer substantially as an entirety shall have all licenses and approvals of Governmental Authorities required to service the Receivables purchased pursuant to the Purchase Agreement, except to the extent the failure to have any such license does not have, and could not reasonably be expected to have, a material adverse effect on its ability to perform the obligations of the Servicer hereunder.
     Section 9.2 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     Section 9.3 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     Section 9.4 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
ARTICLE X
MISCELLANEOUS
          Section 10.1 Waivers; Amendments. No failure or delay on the part of the Purchaser or the Servicer (or any assignee thereof) in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by Law. Unless specifically provided otherwise herein, any provision of this Agreement may be amended if, but only if, such amendment is in writing and is signed by the Servicer and the Purchaser.
          Section 10.2 Notices. All communications and notices provided for hereunder shall be in writing and shall be given to the other party at the following address or at such other address as such party may hereafter specify for the purposes of notice to such party:
If to the Servicer:
Washington Square Financial, LLC d/b/a Imperial Structured Settlements 701
Park of Commerce Blvd., Suite 301
Boca Raton, FL 33487
Attention: Antony Mitchell, CEO
Telecopy No.: (561) 892-6313
with a copy to:
Foley & Lardner LLP
One Independent Drive, Suite 1300
Jacksonville, FL 32202
Attention: Robert S. Bernstein, Esq.
Telecopy No.: (904) 359-8700
If to the Purchaser:
Slate Capital LLC
c/o Risk Finance
70 Pine Street, 5th Floor
New York, NY 10270
Attention: Legal Department
Telecopy No.: (212) 480-3923
with a copy to:
Sidley Austin LLP
One South Dearborn Street
Chicago, IL 60603
Attention: Michael J. Pinsel
Telecopy No.: (312) 853-7036
Except as already forth herein, each such notice or other communication shall be deemed received and effective (a) if given by mail, three Business Days following such posting, postage prepaid, U.S. certified or registered, (b) if given by overnight courier, one Business Day after deposit thereof with a national overnight courier service, or (c) if given by any other means, when received at the address specified above.
          Section 10.3 Effectiveness; Binding Effect; Assignability. (a) This Agreement

shall become effective on the Closing Date and shall, from and after such date, be binding upon and inure to the benefit of the Servicer and the Purchaser and their respective successors and permitted assignees and designees. The Servicer may not assign any of its rights or delegate any of its duties hereunder without the prior written consent of the Purchaser. No provision of this Agreement shall in any manner restrict the ability of the Purchaser (or any of its assignees or designees) to assign, participate, grant security interests in, or otherwise transfer its (or any of their) obligations, rights or remedies hereunder.
          (b) This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until the Final Collection Date; provided, however, that (i) the indemnification and payment provisions of Section 9.2 and Section 2.6 and (ii) the provisions of Section 10.7, shall, in each case, be continuing and shall survive any termination of this Agreement.
          Section 10.4 GOVERNING LAW; ARBITRATION.
     (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAW PROVISIONS) OF THE STATE OF NEW YORK.
     (b) IT IS HEREBY UNDERSTOOD AND AGREED THAT ALL DISPUTES OR DIFFERENCES WHICH MAY ARISE UNDER OR IN CONNECTION WITH THIS AGREEMENT, INCLUDING WITHOUT LIMITATION, ANY CLAIMS, QUESTIONS OR CONTROVERSIES, WHETHER REGARDING THE CONSTRUCTION, VALIDITY OR INTERPRETATION OF THIS AGREEMENT, THIS SECTION 10.4 OR OTHERWISE, SHALL BE SUBMITTED TO BINDING ARBITRATION. ANY SUCH ARBITRATION SHALL BE CONDUCTED PURSUANT TO (BUT WITHOUT ACTUAL SUBMISSION TO) THE COMMERCIAL ARBITRATION RULES AND MEDIATION PROCEDURES OF THE AMERICAN ARBITRATION ASSOCIATION IN EFFECT ON THE DATE HEREOF (THE “RULES” AND THE “AAA”, RESPECTIVELY), AS SUPPLEMENTED BY THE PARAGRAPHS BELOW.
     (c) THE PANEL SHALL CONSIST OF THREE NEUTRAL ARBITRATORS, EACH OF WHICH SHALL BE KNOWLEDGEABLE IN THE BUSINESS OF ORIGINATING, FACTORING, FINANCING AND PURCHASING STRUCTURED SETTLEMENTS GENERALLY. EACH PARTY SHALL CHOOSE ONE ARBITRATOR WITHIN FIFTEEN DAYS OF RECEIPT OF THE DEMAND FOR ARBITRATION BY THE RESPONDENT TO THE ARBITRATION. IF EITHER PARTY FAILS TO APPOINT AN ARBITRATOR WITHIN THAT FIFTEEN-DAY PERIOD (OR APPLICABLE LONGER PERIOD), THE NON-DEFAULTING PARTY WILL APPOINT AN ARBITRATOR TO ACT AS THE PARTY-APPOINTED ARBITRATOR FOR THE DEFAULTING PARTY. THE THIRD ARBITRATOR, WHO SHALL SERVE AS THE CHAIR OF THE TRIBUNAL, SHALL BE CHOSEN BY THE TWO PREVIOUSLY CHOSEN ARBITRATORS WITHIN FIFTEEN DAYS OF THE LATTER’S APPOINTMENT. IF THE TWO PARTY-APPOINTED ARBITRATORS FAIL TO CHOOSE A THIRD ARBITRATOR WITHIN THE FOREGOING TIME LIMITS, THEN EACH PARTY SHALL PROPOSE TO THE OTHER IN WRITING, WITHIN SEVEN DAYS AFTER THE DAY BY WHICH THE THIRD ARBITRATOR WAS TO HAVE BEEN APPOINTED, FIVE THIRD PARTY CANDIDATES, EACH OF WHICH SHALL BE KNOWLEDGEABLE IN THE BUSINESS OF ORIGINATING, FACTORING,

FINANCING AND PURCHASING STRUCTURED SETTLEMENTS GENERALLY. THE PARTIES SHOULD AGREE ON THE DATE, TIME AND METHOD FOR THIS SIMULTANEOUS EXCHANGE. WITHIN SEVEN DAYS OF THE RECEIPT OF THESE INITIAL SELECTIONS, EACH PARTY SHALL SELECT THREE NAMES FROM THE OTHER PARTY’S LIST AND SIMULTANEOUSLY EXCHANGE THESE THREE NAMES WITH THE OTHER PARTY. THE PARTIES SHOULD AGREE ON THE DATE, TIME AND METHOD FOR THIS SIMULTANEOUS EXCHANGE. IF THE NAME OF A SINGLE INDIVIDUAL IS PRESENT ON THE LIST OF THREE NAMES OF BOTH PARTIES, THAT INDIVIDUAL WILL BE APPOINTED AS UMPIRE. IF THE NAMES OF MORE THAN ONE INDIVIDUAL ARE PRESENT ON BOTH LISTS, THE PARTIES SHALL SELECT THEIR UMPIRE FROM AMONG THOSE INDIVIDUALS BY DRAWING LOTS. IF THERE IS NO NAME PRESENT ON BOTH LISTS OF THREE NAMES, THE PARTIES SHALL, WITHIN THREE DAYS AFTER RECEIPT OF THE LISTS, RANK EACH OF THE SIX CANDIDATES IN ORDER OF PREFERENCE FROM “1” THROUGH “6”, WITH “1” BEING THE MOST PREFERRED. THE CANDIDATE WITH THE LOWEST COMBINED NUMERICAL RANKING SHALL BE APPOINTED AS UMPIRE. IN THE EVENT TWO OR MORE CANDIDATES ARE TIED, THE PARTIES SHALL SELECT THEIR UMPIRE FROM AMONG THOSE CANDIDATES BY DRAWING LOTS.
     (d) THE ARBITRATION SHALL TAKE PLACE IN NEW YORK, NEW YORK.
     (e) UNLESS PROHIBITED BY LAW, THE SUPREME COURT OF THE STATE AND COUNTY OF NEW YORK AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION OVER ANY AND ALL COURT PROCEEDINGS THAT EITHER PARTY MAY INITIATE IN CONNECTION WITH THE ARBITRATION, INCLUDING PROCEEDINGS TO COMPEL, STAY, OR ENJOIN ARBITRATION OR TO CONFIRM, VACATE, MODIFY, OR CORRECT AN ARBITRATION AWARD.
     (f) IN THE EVENT OF ANY CONFLICT BETWEEN THE RULES AND THIS SECTION, THIS SECTION, AND NOT THE RULES, WILL CONTROL.
     (g) THE DECISION OF THE ARBITRATOR(S), WHICH DECISION SHALL IDENTIFY THE PARTY WHICH COMMITTED THE ACT GIVING RISE TO THE DISPUTE (AND IF MORE THAN ONE PARTY COMMITTED SUCH AN ACT, AN ALLOCATION OF RESPONSIBILITY (I.E., THE PERCENTAGE OF RESPONSIBILITY TO EACH SUCH PERSON AND AN INDICATION WHETHER SUCH PERSON WAS PRIMARILY, SECONDARILY, ETC. RESPONSIBLE) AMONG SUCH PARTIES, SHALL BE FINAL AND BINDING AND PROVIDED TO BOTH PARTIES, AND THE ARBITRATION AWARD SHALL NOT INCLUDE ATTORNEYS’ FEES OR OTHER COSTS. ALL AMOUNTS PAYABLE PURSUANT TO THE ARBITRATOR(S) DECISION SHALL BE PAID BY THE RELEVANT PARTY NO LATER THAN FIFTEEN BUSINESS DAYS FOLLOWING THE DATE ON WHICH SUCH DECISION IS PROVIDED TO THE PARTIES.
     (h) ONCE THE MATTERS TO BE ARBITRATED BETWEEN THE SERVICER AND THE PURCHASER IN AN ARBITRATION COMMENCED PURSUANT TO THIS SECTION 10.4 HAVE BEEN FINALLY DETERMINED IN ACCORDANCE WITH THE RULES SET FORTH IN THIS SECTION 10.4, THEN THE PURCHASER AND THE

SERVICER MAY CONTINUE TO ARBITRATE ANY ADDITIONAL ISSUES THAT MAY ARISE BETWEEN OR AMONG SUCH PERSONS DUE TO THE RESULT OF SUCH ARBITRATION.
     (i) NO PROVISION OF THIS SECTION 10.4 SHALL BE DEEMED TO GRANT ANY RIGHTS IN FAVOR OF ANY OTHER PERSON TO TAKE ANY ACTION, OR MAKE ANY CLAIM OR DEMAND, AGAINST THE PURCHASER OR ANY OF ITS AFFILIATES IN CONNECTION WITH THIS AGREEMENT OR OTHERWISE.
     (j) THIS SECTION 10.4 SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT.
          Section 10.5 Execution in Counterparts; Severability. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
          Section 10.6 Entire Agreement. This Agreement, together with the other Transaction Documents, including the exhibits and schedules hereto and thereto, contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all previous oral statements and other writings with respect thereto.
          Section 10.7 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          Section 10.8 Further Assurances. The Servicer and the Purchaser hereby agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by any other party hereto to more fully effect the purposes of this Agreement, including the execution of any financing statements, amendments, continuation statements or releases relating to the Receivables for filing under the provisions of the UCC or other applicable Law of any applicable jurisdiction.
          Section 10.9 No Petition. The Servicer, by entering into this Agreement, hereby covenants and agrees that it will not at any time institute against the Purchaser, or solicit or incite any other Person to institute for the purpose of joining in any such institution against the Purchaser, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar applicable Law.
          Section 10.10 Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

          Section 10.11 Electronic Communications. Unless otherwise provided herein, communications may be via e-mail; provided that if communication by e-mail is required under this Agreement, but is not available for any reason, any other suitable means of written communication providing for same or next day delivery shall be used in lieu thereof, including without limitation by facsimile transmission or personal delivery.
          Section 10.12 No Partnership or Joint Venture. Nothing contained in this Agreement shall be deemed or construed by the parties hereto or by any third person to create the relationship of principal and agent or of a partnership or joint venture. The parties hereto agree that they will not take any action contrary to the foregoing intention and agree to report the transaction for all tax purposes consistent with the foregoing intention unless and until determined to the contrary by an applicable tax authority.
[The remainder of this page is intentionally blank.]

     IN WITNESS WHEREOF, the Purchaser and the Servicer have caused this Servicing Agreement to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

WASHINGTON SQUARE FINANCIAL, LLC d/b/a IMPERIAL STRUCTURED SETTLEMENTS, as Servicer
By:
Name:
Title:

HAVERHILL RECEIVABLES, LLC, as Seller
By:
Name:
Title:

Signature Page to
Servicing Agreement

SLATE CAPITAL LLC, as Purchaser
By:
Name:
Title:

Signature Page to
Servicing Agreement

SCHEDULE I
Post-Closing Obligations
1) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
2) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
3) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
4) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
a) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
b) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
c) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
d) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
e) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
f) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
g) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
h) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
i) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

S1-1

SCHEDULE II
Servicer’s Location of Records
701 Park of Commerce Blvd., Suite 301
Boca Raton, FL 33487

S2-1

SCHEDULE III
Proceedings
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

S3-1

EXHIBIT A
Form of Daily Report
Daily Inflow Transaction Activity

Customer		Payment	Payment	Date
Record ID	Deal ID	Due Date	Amount	Received

$

Total Split Received			$

Daily Inflow Transaction Activity

Customer		Payment	Payment	Date
Record ID	Deal ID	Due Date	Amount	Received

$

Total Non-Split Received			$

Daily Holdback Transaction Activity

Customer
Record ID	Deal ID	Amount	Transaction Type

		$	[DEP][RTC][RTF]

Total Deposited		$

Total Remitted to the Claimant		$

Total Refunded to Purchaser		$

Code Key
DEP	Deposit
RTC	Holdback Payment Remitted to Claimant
RTF	Holdback Payment Refunded to Purchaser

A-1

EXHIBIT B
Form of Monthly Report
Monthly Holdback Transaction Activity

Customer		Transaction			Transaction
Record ID	Deal ID	Date	Amount		Type

			$		[DEP] [RTC] [RTF]

Total Deposited			$

Total Remitted to the Claimant			$

Total Refunded to Purchaser			$

Holdback Account [XX/01/20XX] Balance				$—

Holdback Account [XX/3X/20XX] Balance			$

Code Key
DEP	Deposit
RTC	Holdback Payment Remitted to Claimant
RTF	Holdback Payment Refunded to Purchaser

B-1